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                                                                    EXHIBIT 99.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "AMENDMENT NO. 1"), dated as of December 18, 2006 ("EFFECTIVE DATE"), is made by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("CHAPMAN"), COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("COASTAL"), PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("PCHI"), ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN"), GANESHA REALTY, LLC, a California limited liability company ("GANESHA"), WEST COAST HOLDINGS, LLC, a California limited liability company ("WEST COAST"), and MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("LENDER"). IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as "BORROWERS"; PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "CREDIT PARTIES"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "GUARANTORS." This Amendment No. 1 amends that certain Credit Agreement dated as of December 12, 2005 ("CREDIT AGREEMENT") by and between Lender, Borrowers, the Credit Parties and the Guarantors. Capitalized terms not defined in this Amendment No. 1 shall have the same meaning as set forth in the Credit Agreement.


                                    RECITALS

         A. Pursuant to the Credit Agreement and related Loan Documents, Lender extended to Borrowers a loan in the amount of $10,700,000 ("NEW LOAN"). Borrowers, Credit Parties and Guarantors acknowledge and agree that the aggregate total of principal and interest due and owing under the New Loan as of December 18, 2006 is $10,763,320.55.

         B. Borrowers, the Credit Parties and Guarantors have requested, and Lender has agreed, that the Credit Agreement be amended on the terms and conditions set forth below.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

         1. RECITALS. The foregoing Recitals are incorporated by reference as if fully set forth herein.

         2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended to provide as follows:

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                  a. STATED MATURITY DATE. The Stated Maturity Date set forth in
         Annex A to the Credit Agreement is hereby changed to March 2, 2007.

                  b. EXTENSION FEE. Borrowers hereby agree to and shall, on the Effective Date of this Amendment No. 1, pay to Lender an extension fee in the amount of $107,000. Said payment shall be made by federal funds wire transfer to an account designated by Lender.

                  c. LEGAL FEES. Borrowers hereby agree to and shall, on the Effective Date of this Amendment No. 1, pay Lender's legal fees, costs and expenses related to this Amendment No. 1 in the aggregate amount of $2,500. Said payment shall be made by federal funds wire transfer to an account designated by Lender.

         3. CONFIRMATION OF LOAN DOCUMENTS; CONFIRMATION OF GUARANTIES; UNCONDITIONAL OBLIGATIONS; WAIVERS. Each of the Borrowers, each of the Credit Parties, and each of the Guarantors hereby reaffirms, remakes and confirms each of their respective representations and warranties made in each of the Loan Documents. In addition, each Guarantor reaffirms and remakes each of their obligations under its Guaranty and reaffirms and restates each and every term, condition, and provision of its Guaranty. Each Guarantor reaffirms that its obligations under its Guaranty are primary and are separate and distinct from Borrower's obligations. Each Guarantor represents and warrants that it has no defenses or claims against Lender that would or might affect the enforceability of its Guaranty and that its Guaranty remains in full force and effect. Each Guarantor irrevocably and permanently waives any and all rights of subrogation, reimbursement, indemnity, contribution or any other claim arising from the existence of performance of its Guaranty which each Guarantor may now or hereafter have against Borrowers or any other person or entity (or their respective properties) directly or contingently liable for said obligations. Each Guarantor understands that if Lender forecloses by trustee's sale on the Deed of Trust, each Guarantor might then have a defense preventing Lender from thereafter enforcing said Guarantor's liability for the unpaid balance of the Loan. This defense arises because the trustee's sale would eliminate Guarantor's right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrowers. Each Guarantor specifically waives this defense and all rights and defenses that said Guarantor may have because the Loan is secured by real property. This means, among other things: (i) Lender may collect from each Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Lender forecloses on any real property collateral pledged by Borrowers: (A) the amount of the Loan may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from each Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the Loan is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or similar laws in other states. Each Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed said Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

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         4. NO OFFSETS. Each Borrower, each Credit Party and each Guarantor represents and warrants that it has no offset, credit, claim or setoff against any amount due or owing under the Loan Documents.

         5. ADVICE OF LEGAL COUNSEL. Each Borrower, each Credit Party and each Guarantor represents, warrants and covenants that it has consulted with and received advice from its own legal counsel, that it has read this Amendment No. 1 and/or that its legal counsel has explained the contents of this Amendment No. 1, that it understands the terms and conditions of this Amendment No. 1, that it understands the legal consequences of executing this Amendment No. 1, and agrees to execute the same.

         6. CREDIT AGREEMENT TO REMAIN IN FORCE AND EFFECT . Except as amended by this Amendment No. 1, the Credit Agreement shall remain in full force and effect according to its terms. In the event of an inconsistency or conflict between this Amendment No. 1 and the Credit Agreement, in each instance this Amendment No. 1 to prevail and govern.

         IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the date first written above.

                                        BORROWERS:

                                        INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                        a Nevada corporation,

                                        By:      /s/ Bruce Mogel
                                        Name:    Bruce Mogel
                                        Title:   Chief Executive Officer

                                        WMC-SA, INC., a California corporation,

                                        By:      /s/ Bruce Mogel
                                        Name:    Bruce Mogel
                                        Title:   Chief Executive Officer

                                        WMC-A, INC., a California corporation,

                                        By:      /s/ Bruce Mogel
                                        Name:    Bruce Mogel
                                        Title:   Chief Executive Officer

                                        COASTAL COMMUNITIES HOSPITAL, INC.,
                                        a California corporation,

                                        By:      /s/ Bruce Mogel
                                        Name:    Bruce Mogel
                                        Title:   Chief Executive Officer


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                                        CHAPMAN MEDICAL CENTER, INC.,
                                        a California corporation,

                                        By:      /s/ Bruce Mogel
                                        Name:    Bruce Mogel
                                        Title:   Chief Executive Officer


                                        GUARANTORS:

                                        PACIFIC COAST HOLDINGS INVESTMENT, LLC,
                                        a California limited liability company,

                                        By:    /s/ Anil V. Shah, M.D.
                                        Name:  Anil V. Shah, M.D.
                                        Title: Manager


                                        By:    /s/ Kali P. Chaudhuri, M.D.
                                        Name:  Kali P. Chaudhuri, M.D.
                                        Title: Manager


                                        ORANGE COUNTY PHYSICIANS INVESTMENT
                                        NETWORK, LLC, a Nevada limited
                                        liability company,

                                        By:    /s/ Anil V. Shah, M.D.
                                        Name:  Anil V. Shah, M.D.
                                        Title: Manager

                                        CREDIT PARTIES:

                                        PACIFIC COAST HOLDINGS INVESTMENT, LLC,
                                        a California limited liability company,

                                        By:      /s/ Anil V. Shah, M.D.
                                        Name:  Anil V. Shah, M.D.
                                        Title: Manager


                                        By:      /s/ Kali P. Chaudhuri, M.D.
                                        Name:  Kali P. Chaudhuri, M.D.
                                        Title: Manager


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                                        ORANGE COUNTY PHYSICIANS INVESTMENT
                                        NETWORK, LLC, a Nevada limited liability company,

                                        By:    /s/ Anil V. Shah, M.D.
                                        Name:  Anil V. Shah, M.D.
                                        Title: Manager


                                        GANESHA REALTY, LLC, a California
                                        limited liability company,

                                        By:    /s/ Kali P. Chaudhuri, M.D.
                                        Name:  Kali P. Chaudhuri, M.D.
                                        Title: Manager


                                        WEST COAST HOLDINGS, LLC, a California
                                        limited liability company,

                                        By:    /s/ Anil V. Shah, M.D.
                                        Name:  Anil V. Shah, M.D.
                                        Title: Manager


                                        LENDER:

                                        MEDICAL PROVIDER FINANCIAL CORPORATION
                                        II, a Nevada corporation,

                                     By:  /s/ Joseph J. Lampariello
                                          Joseph J. Lampariello,
                                          President and COO





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